Note G - Assets Held For Sale	9 Months Ended
Sep. 30, 2012
Real Estate Owned [Text Block]
NOTE G — ASSETS HELD FOR SALE

On February 7, 2012, we, VRM I and VF III entered into a Deed in Lieu Agreement with a borrower resolving the foreclosure of our secured loan which had matured on December 31, 2011, with a principal balance, net of allowance for loan loss of approximately $9.9 million, of which our portion was approximately $9.0 million. Pursuant to the Deed in Lieu Agreement, our subsidiary 1701 Commerce, LLC (“1701 Commerce”) received a deed to the property which had secured the loan. The property, which is being operated as the Sheraton – Forth Worth, Texas, is the subject of litigation relating to the validity, priority, nature, and extent of liens claimed by other parties that may secure claims ranging from approximately $41 million to $48 million. We dispute both the validity of certain claimed liens and the amount of the claimed secured debt in part and as of this time intend to pursue our objections and disputes as to such matters. On March 26, 2012, 1701 Commerce filed for Chapter 11 bankruptcy protection in the United States Bankruptcy Court for the Northern District of Texas, Ft. Worth Division, to reorganize its financial affairs and to avoid a pending foreclosure of the property that had been scheduled by a mortgage lien holder and to preserve and protect 1701 Commerce’s equity and the interests of the other creditors of the property. Due to the uncertainty and disputes involving this property, we recorded this investment as Other Real Estate Owned on the balance sheet until August 23, 2012 when the Bankruptcy Court issued an order allowing the bankruptcy to proceed despite a motion to dismiss it and required 1701 Commerce to deposit $1 million as additional collateral with the court which was funded by us, VRM I and VF III, and gave 1701 Commerce until November 24, 2012, which has now been extended indefinitely to obtain confirmation of a reorganization plan. We hold an interest of approximately 90%, VRM I holds an interest of approximately 8% and Fund III holds an interest of approximately 2% in 1701 Commerce. Pursuant to the order issued on August 23, 2012, we include the operations through consolidation into our financial statements from this date forward.

On September 24, 2012, 1701 Commerce entered into an asset purchase agreement to sell its assets in consideration of $55 million. Pursuant to the agreement, an earnest money deposit of $250,000 is currently maintained by a title company. Following the Bankruptcy Court’s approval of the sale of the assets to the buyer, the buyer has a 60 day due diligence period to review and approve the assets to be acquired. Upon the satisfaction of all conditions included in the agreement, subject to payment of certain approved claims and court approval, the balance of the purchase price will be paid in cash to 1701 Commerce. Pursuant to this agreement, this asset will be reported as an asset held for sale. As of the date of this report, management estimates the net realizable value to approximate the net assets held for sale.

Effective January 1, 2009, we adopted FASB’s accounting standard related to business combination which required acquisition method of accounting to be used for all business combinations and for an acquirer to be identified for each business combination. This accounting standard requires an acquirer to recognize the assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree at the acquisition date, measured at their fair values as of that date, with limited exceptions. It also requires the acquirer in a business combination achieved in stages (sometimes referred to as a step acquisition) to recognize the identifiable assets and liabilities, as well as the non-controlling interest in the acquiree, at the full amounts of their fair values (or other amounts determined in accordance with the standard).

Our acquisition of 1701 Commerce was accounted for in accordance with this standard and the Company has allocated the purchase price of 1701 Commerce based upon the estimated fair value of the net assets acquired and liabilities assumed and the fair value of the noncontrolling interest measured at the acquisition date. The estimated fair value of 1701 Commerce at the time of the acquisition totaled $9.9 million.

We performed a preliminary allocation as of the date the order was issued by the Bankruptcy Court, August 23, 2012, as follows:

Cash	$1,252,000
Receivables	902,000
Inventory	55,000
Other current assets	297,000
Property and equipment	52,578,000
Other assets	1,413,000
Accounts payable and accrued liabilities	(7,281,000)
Notes payable	(39,300,000)
Net assets	$9,916,000

In addition, we estimated the fair value of the non-controlling interest at $1.0 million, which is 8% owned by VRM I and 2% by Fund III.

Assets and groups of assets and liabilities which comprise disposal groups are classified as “held for sale” when all of the following criteria are met: a decision has been made to sell, the assets are available for sale immediately, the assets are being actively marketed at a reasonable price in relation to the current fair value, a sale has been or is expected to be concluded within twelve months of the balance sheet date, and significant changes to the plan to sell are not expected. Assets held for sale are not depreciated.

Additionally, the operating results and cash flows related to these assets and liabilities are included in discontinued operations in the consolidated statements of operations and consolidated statements of cash flows for the year ended September 30, 2012.

The following is a summary of net assets held for sale through September 30, 2012:

Assets:
Cash	$1,530,000
Cash – restricted	1,000,000
Receivables	790,000
Inventory	57,000
Current assets	281,000
Property and equipment	52,589,000
Other assets	1,414,000
Total assets	$57,661,000

Liabilities:
Accounts payable and accrued liabilities	$7,595,000
Notes payable	39,055,000
Total liabilities	46,650,000
Net assets held for sale	$11,011,000

The following is a summary of the results of operations related to the assets held for sale for the period from September 1, 2012 (foreclosure) through September 30, 2012:

Revenue	$1,099,000
Expenses	(1,004,000)
Net Income	$95,000